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                                                                    EXHIBIT 10.2

                                TALTON AGREEMENT
                                ----------------

     THIS TALTON AGREEMENT (the "Agreement") is made and entered into as of the 1st day of July, 1998, by and among TALTON HOLDINGS, INC. ("THI"), TALTON NETWORK SERVICES, INC. ("TNS"), JULIUS E. TALTON, JULIUS E. TALTON, JR. AND JAMES E. LUMPKIN (TNS, Julius E. Talton, Julius E. Talton, Jr. and James E. Lumpkin are sometimes referred to herein individually as a "Talton Party" and collectively as the "Talton Parties").

                                R E C I T A L S:
                                - - - - - - - -

     WHEREAS, THI has entered into: (i) a Consulting Agreement dated as of December 26, 1996, with Julius E. Talton (the "Talton Consulting Agreement"), whereby Julius E. Talton has agreed to provide consulting services for THI for a two year period ending December 26, 1998; (ii) a Consulting Agreement dated as of December 26, 1996 with James E. Lumpkin (the "Lumpkin Consulting Agreement") whereby James E. Lumpkin has agreed to provide consulting services for THI for a two year period ending December 26, 1998; and (iii) an Employment Agreement dated as of December 26, 1996, with Julius E. Talton, Jr. (the "Talton Employment Agreement") whereby Julius E. Talton, Jr. was employed by THI for a one year period ending December 26, 1997, which one year period was extended for an additional year to end December 26, 1998; and

     WHEREAS, THI entered into an agreement with [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] ("[Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934]") dated the 15th day of April, 1998 (the "[Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement"); and,

     WHEREAS, under the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement, THI is to provide validation, billing, and collection services for inmate call records supplied by [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], and compensation for the services to be performed is to be effected by the purchase by THI of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] account receivables of end user accounts at a discount, all of which is more particularly set forth in the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement; and,
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     WHEREAS, Section M.2. of the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement requires that Julius
E. Talton, Jr. [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] and to discharge certain responsibilities as provided therein (collectively, the "M.2 Requirements"); and,

     WHEREAS, the Talton Parties (and others) have incorporated TNS, and Julius
E. Talton, Jr. will act as President of TNS; and,

     WHEREAS, the parties desire to provide for (i) compensation to the Talton Parties for the procurement of the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement; (ii) discharge of the M.2 Requirements and transition services by the Talton Parties; and (iii) termination of the Talton Consulting Agreement, the Lumpkin Consulting Agreement, and the Talton Employment Agreement, subject to the survival of
Section 6 of each such agreement as provided therein and herein;

     NOW, THEREFORE, in consideration of the premises, and the mutual agreements set forth below, the parties hereby agree as follows:

     1. TERMINATION. Subject to the survival of Section 6. of the Talton Consulting Agreement, the Lumpkin Consulting Agreement and the Talton Employment Agreement, as provided therein and in Section 1(d) below, the parties agree as follows:

     (a) Talton Consulting Agreement. Effective as of the close of business on June 30, 1998, the Talton Consulting Agreement has been terminated. The annual consulting fee for the second year of the consulting period due to Julius E. Talton thereunder has been paid on a prorated basis through June 30, 1998. Mr. Talton acknowledges receipt of the separate payment referred to under paragraph
(b) of Exhibit 4 to the Talton Consulting Agreement, which shall be retained by Mr. Talton without proration. THI has transferred title to the 1991 Range Rover to Mr. Talton, without payment, in accordance with paragraph (c) of Exhibit 4 of the Talton Consulting Agreement. No further payments are due by THI to Mr. Talton under the Talton Consulting Agreement.

     (b) Lumpkin Consulting Agreement. Effective as of the close of business on June 30, 1998, the Lumpkin Consulting Agreement has been terminated. The annual consulting fee for the second year of the consulting period due to James E. Lumpkin thereunder has been paid on a prorated basis through June 30, 1998. Mr. Lumpkin acknowledges receipt of the separate payment referred to under paragraph
(b) of Exhibit 4 to the Lumpkin Consulting Agreement, which shall be retained by Mr. Lumpkin without proration. No further payments are due by THI to Mr. Lumpkin under the Lumpkin Consulting Agreement.

     (c) Talton Employment Agreement. Effective as of the close of business on June 30, 1998, the Talton Employment Agreement has been terminated. The annual base salary
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due to Julius E. Talton, Jr. thereunder has been paid on a prorated basis through June 30, 1998. Mr. Talton acknowledges receipt of the guaranteed bonus and separate payment referred to under paragraphs (b) and (c) of Exhibit 4 to the Talton Employment Agreement, which shall be retained by Mr. Talton without proration. Mr. Talton waives any rights to an incentive bonus for 1998 or stock options, as set forth in paragraphs (d) and (f) of Exhibit 4 of the Talton Employment Agreement. No further payments are due by THI to Mr. Talton under the Talton Employment Agreement.

     (d) Survival. Section 6 of each of the Talton Consulting Agreement, the Lumpkin Consulting Agreement and the Talton Employment Agreement shall survive the aforesaid terminations (and the termination of this Agreement), with the period of non-competition provided therein expiring on June 29, 2000. The Noncompetition provisions of each such Section 6 shall remain as originally agreed upon, with the following being acknowledged: (i) TNS has employed certain persons previously employed by THI, and such actions are not violative of the Noncompetition provisions of said Section 6; (ii) THI waives the enforcement of the Noncompetition provisions of said Section 6 as to the actions to be performed by the Talton Parties hereunder with respect to the type of services rendered by THI under the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement as set forth therein, but does not otherwise waive the enforcement of such provisions as to the rendering of these type of services by the Talton Parties to [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] outside of the terms of this Agreement and/or to other telecommunications companies.

     2. TRANSITION AND M.2. REQUIREMENTS. With respect to the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement, the Talton Parties shall assist THI in coordinating a smooth transition of services and customer relations to current employees of THI and/or its subsidiaries, and otherwise generally assist THI in the administration of this account, as directed by THI. In this regard, the Talton Parties agree to follow the reasonable directives of THI as may be issued from time to time. Without limiting the generality of the foregoing, at the direction of THI, Julius E. Talton, Jr. shall assist in discharging the M.2 Requirements. THI agrees that TNS may assist the Talton Parties in discharging their obligations hereunder. All services rendered by the Talton Parties shall be as an independent contractor, and neither the employees of TNS or Julius E. Talton, Julius E. Talton, Jr. or James E. Lumpkin shall be or shall be deemed to be employees of THI or its affiliates. The obligations under this Section 2 shall continue for a period of one (1) year commencing on July 1, 1998, and ending on June 30, 1999.

     With respect to the foregoing, THI hereby designates Sandy Vaello, as the THI employee primarily responsible for the administration of the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement. The Talton Parties will consult with Mr. Vaello (or his replacement) in the administration of this account.
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     3.  PAYMENT.  THI will pay to the Talton Parties ten percent (10.0%) of the
Profits derived by THI from the activities currently set forth in the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities
Exchange Act of 1934] Agreement during the period commencing on July 1, 1998, and ending on December 31, 1998 (the "Primary Period") and five percent (5.0%) of the Profits derived by THI from the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement during the period commencing on January 1, 1999, and ending on June 30, 1999 (the "Secondary Period"). "Profits" for the purposes of this Agreement are as defined in paragraph 4 herein. THI will fund to the Talton Parties as an advance against this payment, the amount of $50,000.00 per month, beginning July 30, 1998, and continuing on the 30th day of each month thereafter through the Primary Period. Similarly, THI will fund to the Talton Parties as an advance against this payment, the amount of $25,000 per month, beginning January 30, 1999, and continuing on the 30th day of each month thereafter through the Secondary
Period. At the end of the Primary Period and the Secondary Period, the Profits derived by THI from the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement during such period, and the resulting payment due the Talton Parties, shall be calculated, as set forth in paragraph 4 herein. In the event such payment exceeds the advances, THI will pay to the Talton Parties the amount by which the required payment exceeds the advances within a reasonable time not to exceed sixty (60) days from the receipt of the reports from the accountants as provided for in paragraph 4. In the event the advances exceed the required payment, the Talton Parties will pay to THI the amount by which the advances exceeds the required payment, within a reasonable time not to exceed sixty (60) days from the receipt of the reports from the accountants as provided for in paragraph 4.

     4. DEFINITION AND CALCULATION OF PROFITS. "Profits" for the purposes of this Agreement shall mean the gross revenues received by THI from accounts receivable purchased from [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] under the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement less, the purchase price paid by THI for those receivables ("Booked Gross Revenue"), less the following charges, fees or expenses associated with such receivables or underlying calls generating such receivables: (i) validation,
(ii) billing and collection, (iii) inquiry costs not to exceed 1.4% of Booked Gross Revenue, (iv) unbillables, and (v) bad debt and uncollectibles. General operating overhead and expenses of THI shall not be deducted from such Profits for the purposes of calculating the payment due under this Agreement. The independent accounting firm for THI shall calculate the Profits, as defined above, and resulting payment using generally accepted accounting principles. To the extent that the gross revenues are undetermined at the end of the Primary Period or Secondary Period such revenues will be estimated by said accountants, based on experience of collections by THI for [Confidential information set forth here has
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been filed separately with the Securities and Exchange Commission under
Rule 24b-2 under the Securities Exchange Act of 1934] accounts as well as THI's own accounts. Such estimates will be made as of ninety (90) days following the end of the Primary Period or Secondary Period using the data available as of that time.

     5. NO OTHER AGREEMENTS. This Agreement constitutes the entire agreement between the parties with respect to its specific subject matter.

     6. COUNTERPARTS; SIGNATURES. This Agreement may be executed in one or more duplicate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile transmission of any signed original of this Agreement and/or retransmission of any signed facsimile transmission shall be the same as delivery of an original.

     7. SUBSIDIARIES AND AFFILIATES. The parties recognize and agree that services under the [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] Agreement and this Agreement may be performed by subsidiaries or affiliates of the parties, and this Agreement shall apply to and be binding upon any such subsidiary or affiliate.

     8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns, heirs and legal representatives.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                    THI:
                                    ---

                                    TALTON HOLDINGS, INC.



                                    BY: /s/ JEFFREY D. CUSHMAN
                                        ----------------------------------------
                                    Name:  Jeffrey D. Cushman
                                    Title:  Chief Financial Officer


                                    TALTON PARTIES:
                                    ---------------

                                    TALTON NETWORK SERVICES, INC.


                                    BY: /s/ JULIUS E. TALTON
                                        ---------------------------------------
                                    Name:  Julius E. Talton
                                    Title:  Chairman


                                        /s/ JULIUS E. TALTON
                                    -------------------------------------------
                                    JULIUS E. TALTON


                                        /s/ JAMES E. LUMPKIN
                                    -------------------------------------------
                                    JAMES E. LUMPKIN


                                        /s/ JULIUS E. TALTON, JR.
                                    -------------------------------------------
                                    JULIUS E. TALTON, JR.